Securities and Exchange Commission

                      Washington, DC  20549

                            Form 8 - K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        January 27, 1998

                  Sterling Financial Corporation
      (Exact name of registrant as specified in its charter)


   Pennsylvania                     0-16276                       23-2449551
(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                     Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania             17601-4133
 (Address of principal executive offices)                       (Zip Code)


Registrant's Telephone number, including area code    (717) 581-6030

                          N/A
  (Former name or former address, if changed since last report)

ITEM 5 - OTHER EVENTS

     On January 26, 1998, the Registrant issued a press release announcing that the common stock of Sterling Financial Corporation will begin trading on January 29, 1998 in the NASDAQ National Market, which press release is attached as Exhibit 99 hereto and incorporated herein by reference.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS.


     (c) Exhibits:

          99 Press Release, of Registrant, dated January 26, 1998, re: Shares to trade in NASDAQ National Market

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    Sterling Financial Corporation

                              By:
                                       John E. Stefan, Chairman of the Board,
                                   President and Chief Executive Officer

                              By:
                                   Ronald L. Bowman, Vice President
                                    and Secretary


DATE     January 27, 1998


                          EXHIBIT INDEX

                                             Page Number in
                                             Manually Signed
  Exhibit                                      Original

    99  Press Release, dated January 26, 1998,
        of Registrant re: Shares to trade in
        NASDAQ National Market.                     5

                       Exhibit 99

                                                 January 26, 1998
                  FOR IMMEDIATE RELEASE:


              STERLING FINANCIAL CORPORATION

         SHARES TO TRADE IN NASDAQ NATIONAL MARKET

Lancaster, Pennsylvania, January 26, 1998 -- The common stock of Sterling Financial Corporation will begin trading on January 29, 1998 in the NASDAQ National Market, John E Stefan, Chairman of the Board, President and Chief Executive Officer, announced. Sterling Financial Corporation, whose trading symbol is "SLFI", is a bank holding company, with Bank of Lancaster County, N.A. as its wholly-owned banking subsidiary.
Bank of Lancaster County, N.A., organized in 1863, offers a full range of commercial and consumer banking services through its 30 banking locations and through the bank's wholly-owned subsidiary, Town & Country Leasing.

Mr. Stefan noted that Sterling Financial Corporation's entry into the NASDAQ National Market provides brokers and others with immediate access to the best bid and ask prices and other information about the corporation's shares throughout the trading day. Those prices are available in over more than 300,000 electronic terminals in brokers' offices throughout the United States and the world. In addition to increased market visibility, NASDAQ offers Sterling Financial Corporation the advantage of multiple market makers that compete to offer the best bid and ask prices.

Market makers in the corporation's common stock include: Hopper Soliday & Co., Inc.; Legg Mason Wood Walker, Inc.; F. J. Morrissey & Co., Inc.; Prudential Securities, Inc.; and Ryan, Beck & Co.